UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
[Amendment No. ______]
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Legacy Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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September 28, 2006

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Legacy Bancorp, Inc. The meeting will be held at The Cranwell Conference Center, 55 Lee Road, Lenox, Massachusetts on Wednesday, November 1, 2006 at 9:00 a.m., local time.

At the Special Meeting, you will be asked to approve our 2006 Equity Incentive Plan.

It is important that your shares are represented at the Special Meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the Special Meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,
J. Williar Dunlaevy
Chairman and Chief Executive Officer

Notice of Special Meeting of Stockholders
PROXY STATEMENT
Voting and Proxy Procedure
Who Can Vote at the Meeting
Attending the Meeting
Vote Required
Voting by Proxy
Participants in Legacy Banks’ ESOP
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
PROPOSAL — APPROVAL OF THE LEGACY BANCORP, INC. 2006 EQUITY INCENTIVE PLAN
General
Summary of the Plan
EXECUTIVE OFFICER COMPENSATION
Employment and Change in Control Agreements
Transactions with Directors and Executive Officers
COMPENSATION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE
Compensation Committee Report on Executive Compensation
STOCK PERFORMANCE GRAPH
Stockholder Communications
Miscellaneous
APPENDIX A

LEGACY BANCORP, INC.
99 North Street
Pittsfield, Massachusetts 01201
(413) 443-4421

Notice of Special Meeting of Stockholders

On Wednesday, November 1, 2006, Legacy Bancorp, Inc. (the “Company”) will hold a Special Meeting of Stockholders at the Cranwell Conference Center, 55 Lee Road, Lenox, Massachusetts. The meeting will begin at 9:00 a.m., local time. At the meeting, the Stockholders will consider and act on the following:

1. The approval of the Legacy Bancorp, Inc. 2006 Equity Incentive Plan.

2. The transaction of any other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

Only stockholders of record at the close of business on September 15, 2006 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Paul Bruce
Assistant Corporate Secretary

Pittsfield, Massachusetts
September 28, 2006

IMPORTANT:

The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

LEGACY BANCORP, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Legacy Bancorp, Inc. (the “Company” or “Legacy”) to be used at the Special Meeting of Stockholders of the Company. The Company is the holding company for Legacy Banks (the “Bank”). The Special Meeting will be held at The Cranwell Conference Center, 55 Lee Road, Lenox, Massachusetts on Wednesday, November 1, 2006 at 9:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about September 28, 2006.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on September 15, 2006. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote.

As of the close of business on September 15, 2006, there were 10,308,600 shares of Company common stock outstanding. Each share of common stock has one vote. As provided in Article Fourth of the Company’s Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock are not entitled to any vote in respect of the shares held in excess of this limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the limit supply information to the Company to enable the Board of Directors to implement and apply the limit.

Attending the Meeting

If you were a stockholder as of the close of business on September 15, 2006, you may attend the Special Meeting. However, if you held your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If a quorum is present, approval of the Company 2006 Equity Incentive Plan requires an affirmative vote of the holders of a majority of the total votes cast at the Special Meeting in person or by proxy. Votes that are withheld and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the Special Meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote “FOR” the approval of the Company’s 2006 Equity Incentive Plan.

If any matters not described in this proxy statement are properly presented at the Special Meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the Special Meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the Special Meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the Special Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Special Meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the Special Meeting will not in itself constitute revocation of your proxy.

If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in Legacy Banks’ ESOP

If you participate in the Legacy Banks Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials that will reflect all the shares that you may direct the ESOP trustee to vote on your behalf. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is October 19, 2006.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Officers, directors and employees of the Company and its subsidiaries have an interest in the matters being presented for stockholders approval at the Special Meeting. Assuming stockholder approval of the 2006 Equity Incentive Plan, officers, directors and employees of the Company and its subsidiaries may be granted equity-based awards under the plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table provides information as of September 20, 2006, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition does not need to enjoy the economic benefits of such securities. The following are the only shareholders known to the Company to be a beneficial owners of 5% or more of the common stock of the Company as of September 20, 2006.

		Percent of
	Shares of	Class
Name And Address of Owner	Common Stock	Ownership

First Bankers Trust Services, Inc.	824,688	8.0%
as Trustee for The Legacy Banks Employee Stock Ownership Plan(1) 99 North Street Pittsfield, MA 01201
The Legacy Banks Foundation	763,600	7.4%
99 North Street Pittsfield, MA 01201(2)
Wellington Management Company, LLP	553,600	5.37%
75 State Street Boston, MA 02109 (3)

(1)	Reflects shares held in the ESOP for the benefit of employees of the Company as of January 17, 2006, based on Schedule 13-G filed by the Trustee on January 18, 2006. Includes 769,709 shares that have not been allocated to participants’ accounts as of September 28, 2006. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. Under the terms of the ESOP, the Trustee has sole investment authority and shared voting authority over the shares in the ESOP. The Trustee, however, is subject to fiduciary duties under ERISA. The Trustee disclaims beneficial ownership of the shares of common stock held in the ESOP.

(2)	Reflects shares held by the Legacy Banks Foundation based on a Schedule 13-G filed as of November 7, 2005. The Foundation has sole investment and sole voting authority over shares held by the Foundation. The Foundation’s gift instrument requires that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

(3)	Based exclusively on Form 13F for the calendar quarter ended June 30, 2006 filed by Wellington Management Company, LLP, on August 14, 2006, in which the filer claimed beneficial ownership of 553,600 shares.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director, by its executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of September 20, 2006. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name and Principal	Shares of
Occupation at	Common Stock
Present and for	Beneficially		Ownership
the Past Five Years	Owned(1)		Percentage(2)

DIRECTORS
Eugene A. Dellea	25,000		*
Gary A. Lopenzina	25,000		*
Robert B. Trask	35,000	(3)	*
J. Williar Dunlaevy	41,766	(4)	*
David L. Klausmeyer	22,057		*
Anne W. Pasko	8,000		*
Michael A. Christopher	27,707	(5)	*
Dorothy Winsor	5,000		*

NAMED EXECUTIVE OFFICERS (WHO ARE NOT DIRECTORS)
Steven F. Pierce	26,577	(6)	*
Executive Vice President of the Company and the Bank
Stephen M. Conley	21,313	(7)	*
Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Bank
Richard M. Sullivan	26,543	(8)	*
Senior Vice President of the Company and the Bank
Stock Ownership of all Directors and Executive Officers as a Group (11 persons)	263,963		2.56%

*	Less than 1%

(1)	“Shares of Common Stock Beneficially Owned” include shares held directly or indirectly, including (a) shares held in joint tenancy or tenancy in common, and (b) shares allocated to the account of the individual through deferred compensation or employee benefit plans of the Company or Bank. Each person whose shares are included herein is deemed to have sole or shared voting and investment power as to the shares reported, except as otherwise indicated.

(2)	Based on shares outstanding at September 20, 2006.

(3)	Includes 10,000 shares held by spouse.

(4)	Includes 15,000 shares held by spouse and 10,002 shares held in the 401(k) Plan, and 1,764 shares held in the ESOP.

(5)	Includes 1,000 shares held by spouse and 24,943 shares held in the 401(k) Plan, and 1,764 shares held in the ESOP.

(6)	Includes 9,983 shares held in the 401(k) Plan, and 1,594 shares held in the ESOP.

(7)	Includes 15,022 shares held in the 401(k) Plan, and 1,291 shares held in the ESOP.

(8)	Includes 4,925 shares held in the 401(k) Plan, and 1,618 shares held in the ESOP.

PROPOSAL — APPROVAL OF THE LEGACY BANCORP, INC. 2006 EQUITY INCENTIVE PLAN

General

On July 26, 2006 the Board of Directors of the Company adopted, subject to stockholder approval, the Legacy Bancorp, Inc. 2006 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to allow the Company and its affiliates to attract and retain superior employees, directors and consultants by providing incentive compensation in the form of a proprietary interest in the Company.

The Board believes that implementing an equity compensation program is an important competitive tool that will help align the interests of Company (or affiliate) employees, directors and other service providers with Company stockholders. The Board is asking stockholders to approve the Plan and the reservation of 1,443,204 shares of Company common stock for issuance thereunder. The following description of the Plan is a summary of its terms and is qualified in its entirety by reference to the terms of the Plan, a copy of which is attached hereto as Exhibit A.

Summary of the Plan

Type of Equity Awards.  The Plan provides for the grant of Non-Statutory Stock Options (“NSOs”), Incentive Stock Options (“ISOs”) within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (“Code”) (together, “Options”), shares of Restricted Stock (“Stock Awards”) and Stock Appreciation Rights (collectively, “Awards”).

Administration.  The Plan will be administered by a Committee appointed by the Company’s Board of Directors. The Committee will consist of two or more “disinterested” directors of the Company, as defined in the Plan. The Committee has authority to interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and determine the participants to whom Awards will be granted, the type and amount of the Awards and the terms and conditions applicable to such grants. The Committee also has the authority to determine all questions relating to Awards under the Plan. Decisions, interpretations and other actions of the Committee are final and binding on all persons. The Plan also authorizes the Board to designate separate committees to administer the Plan with respect to individuals who are not subject to the limitations of Code Section 162(m) or Section 16 of the Securities Exchange Act of 1934.

Participants.  All employees and outside directors of the Company and its subsidiaries to whom the Committee grants eligibility, are eligible to participate in the Plan. In addition, if permitted by the Committee, consultants of the Company and its affiliates are eligible to receive Awards. Only employees of the Company or any affiliate are eligible to receive ISOs.

Number of Shares of Common Stock Available.  Subject to adjustment as provided in the Plan, the aggregate number of shares of Company common stock reserved for issuance of Awards under the Plan is 1,443,204, which is equal to 14% of the outstanding shares following the Company’s initial public offering. Of this number, a maximum of 1,030,860 shares may be issued in the form of Options and Stock Appreciation Rights, and 412,344 shares may be issued in the form of Stock Awards, unless the Committee determines that grants in excess of such limitations comply with applicable law in effect as of the time of grant. Also, unless the Committee determines that applicable regulations permit larger grants, the Plan provides that (i) grants to each employee and each non-employee director may not exceed 25% and 5%, respectively, of the Plan’s share reserve and (ii) grants to all outside directors as a group may not exceed 30% of the Plan’s share reserve. The Committee may not grant Awards exceeding the Plan’s aggregate share limit.

Shares reserved under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company. Any Shares subject to an Award that expires or otherwise terminates unexercised will generally again be available for issuance under the Plan other than shares tendered by a participant as full or partial payment for the exercise of an Option, shares associated with an Option if the Option is cancelled within the meaning of Code section 162(m) and shares withheld by or otherwise remitted to satisfy a participant’s tax withholding obligations on an Award.

Stock Option Grants.  Each Option granted under the Plan is subject to a written stock option agreement between the participant and the Company and is subject to the following terms and conditions:

Exercise Price.  The exercise price of each ISO or NSO is determined by the Committee. The exercise price for an ISO will not be less than the fair market value of the common stock on the grant date (or 110% of the fair market value of the common stock in the case of an ISO granted to a 10% shareholder of the Company). The exercise price of an NSO will not be less than 100% of fair market value of the common stock on the grant date, except that the Committee may grant options with a lower price if the Board determines that such grants comply with applicable law.

Exercise of an Option.  Each Option agreement will specify the term of the Option and the date when the Option becomes exercisable. The Plan provides that in no event may an Option be exercised more than ten (10) years after the date of grant or five (5) years from the date of grant in the event of an ISO granted to a 10% shareholder. Unless the Committee determines otherwise, Options shall not vest more rapidly than 20% per year over five years from the date of grant, except vesting may accelerate in the event of death, disability, change in control or upon the written approval of the Massachusetts Commissioner of Banks.

Form of Consideration.  The means of payment for shares issued upon exercise of an Option is specified in each option agreement. Payment may generally be made in the form of cash, common stock or other consideration, including a cashless exercise arrangement, or a combination of the foregoing.

Termination of Employment.  Upon termination of employment, an option holder is entitled to exercise any vested Options for a period stated in the option agreement or until the expiration period of the option, if shorter. Generally, the Plan permits a post-termination exercise period for vested Options of three months for terminations other than for retirement, death, disability or Termination for Cause (as defined in the Plan). Vested options generally remain exercisable for three years in the event of termination due to retirement; one year for termination due to death or disability; and all rights with respect to an Option expire immediately in the event of termination for Cause. Upon termination of service for retirement, a participant’s unvested Options are forfeited. However service will not be deemed terminated due to retirement if a participant continues in service as a member of the Board of Directors, a director emeritus or as a consultant.

Section 162(m) Share Limit.  In order that Options may qualify as performance-based compensation under Code Section 162(m), no participant may be granted Options to purchase more than 800,000 shares in any calendar year.

Stock Awards.  The Committee may make Awards of Company common stock to eligible individuals pursuant to award agreements between the participant and the Company subject to the following provisions:

Vesting.  The Committee determines the schedule upon which Stock Awards vest, which may consist of time-based or performance-based vesting. Unless the Committee determines otherwise, stock awards shall not vest more rapidly than 20% per year over five years from the date of grant, except vesting may accelerate in the event of death, disability, change in control or upon the written approval of the Massachusetts Commissioner of Banks.

Termination of Service.  Upon termination of service, other than for disability, death or retirement, a participant’s unvested Stock Awards as of the termination date are forfeited. The Plan provides that all Stock Awards immediately vest upon termination in the event of disability or death. Upon termination of service for retirement, a participant’s unvested Stock Awards also are forfeited. However, service will not be deemed terminated due to retirement if the participant continues in service as a member of the Board of Directors, a director emeritus, or as a consultant.

Dividends and Voting.  When Shares are distributed in accordance with the Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings, minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of common stock granted to them and held in the trust. Shares held by the Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

Performance-Based Stock Awards.  The Committee may grant Stock Awards that vest subject to the achievement of performance goals in compliance with requirements for the performance-based compensation exception under Code Section 162(m). Such Awards, called “Qualified Performance-Based Awards” are shares granted to participants with restrictions that lapse only upon the attainment of specified performance goals (chosen from among performance goals and criteria stated in the Plan) and will be granted to persons whom the Committee anticipates to be “Covered Employees” within the meaning of section 162(m) of the Code (generally, the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC).

To the extent necessary to comply with the Qualified Performance-Based Award requirements of section 162(m)(4)(C) of the Code, the Committee will, in writing, (a) designate one or more Covered Employees, (b) select the performance criteria applicable to the performance period, (c) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (d) specify the relationship between performance criteria and the performance goals and the amounts of such Stock Awards, as applicable, to be earned by each Covered Employee for the performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance goals have been achieved for the performance period. No Stock Award or portion thereof that is subject to the satisfaction of any condition will be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of the Stock Award is subject have been achieved. During the performance period, the Committee may not increase the amount of a Qualified Performance-Based Awards that would otherwise be payable upon satisfaction of the conditions, but may reduce or eliminate the payments as provided for in the Award Agreement. The maximum number of Shares with respect to Qualified Performance-Based Awards that can be granted to any Covered Employee under the Plan for a Performance Period (as defined in the Plan) is 800,000 Shares.

Stock Appreciation Rights.  Each Stock Appreciation Right (“SAR”) granted under the Plan is subject to a written SAR agreement between the participant and the Company and is subject to the following terms and conditions:

Exercise of an SAR.  Each SAR agreement will specify the term of the SAR and the date when the SAR becomes exercisable. Unless the Committee determines otherwise, SARs shall not vest more rapidly than 20% per year over five years from the date of grant, except vesting shall accelerate in the event of death, disability, change in control or upon the written approval of the Massachusetts Commissioner of Banks. A SAR may not be exercised more than ten (10) years from the date of grant.

Payment Upon Exercise.  Upon exercise of a SAR, the participant is entitled to receive a payment equal to the difference between the fair market value of a share of Company common stock on the grant date and the exercise date, multiplied by the number of SARs exercised. The Committee may provide for payment in cash, common stock or a combination thereof.

Termination of Employment.  Upon termination of employment, a SAR holder is entitled to exercise any vested SARs for a period stated in the SAR agreement or until the expiration period of the SAR, if shorter. Generally, the Plan permits a post-termination exercise period for vested SARs of three months for terminations other than retirement, death, disability or for Cause. Vested SARs generally remain exercisable for three years in the event of termination due to retirement; one year for termination due to death or disability; and all rights to SARs expire immediately in the event of termination for Cause. Generally, SARs will automatically vest in the event of termination for death or disability. Upon termination of service for retirement, a participant’s unvested SARs are forfeited. However service will not be deemed terminated due to retirement if a participant continues in service as a member of the Board of Directors, a director emeritus, or as a consultant.

Section 162(m) Share Limit.  In order that SARs may qualify as performance-based compensation under Code Section 162(m), no participant may be granted SARs and Options to purchase more than 800,000 shares in any calendar year.

Transferability of Awards.  Under the Plan, Awards (other than ISOs) are transferable only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code; however, with approval of the Committee, a participant may transfer an Award for no consideration to or for the benefit of one or more family members of the participant subject to limits imposed by the Committee. ISOs are transferable only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.

Effect of a Change in Control.  In the event of a change in control of the Company (as defined in the Plan), each outstanding Award under the Plan will immediately become fully vested. Each Option and SAR will be exercisable for the remainder of its term. Further, in the event of a change in control, all available Stock Awards under the Plan that have not been granted as of that date shall automatically be granted to current employees and outside directors in proportion to the grants of Awards previously made to them under this Plan.

Adjustments for Change in Capitalization.  The Plan provides that in the event of a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company, or a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, disaffiliation of a subsidiary, affiliate or division or similar event affecting the Company, the Committee shall in its discretion make such substitutions or adjustments as it deems appropriate and equitable to the share reserve, the share limitations described above, and the purchase price and number of shares subject to outstanding equity or equity-based awards.

Term of the Plan.  The Plan will only be effective if approved by Company stockholders. If approved, the Plan will be effective on the date of approval and will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

Amendment of the Plan.  The Plan allows the Board to amend the Plan without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

New Plan Benefits.  The Company anticipates that Awards will primarily be made to employees and non-employee directors on or after the effective date of the Plan, as the Committee deems appropriate. However, as of the date of this proxy statement, no specific determinations have been made regarding any future grants under the Plan.

Federal Tax Aspects.  The following description of the tax consequences of Awards under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

There are generally no federal income tax consequences either to the participant or the Company upon the grant of an ISO, NSO or SAR. On the exercise of an ISO during employment or within three months thereafter, the optionee will generally not recognize any ordinary income and the Company will not be entitled to any deduction. However, the difference between the exercise price and the market value of Company stock on exercise of an ISO will be an item of adjustment for alternative minimum tax purposes. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary compensation income, and the Company will be entitled to a deduction in the same amount, equal to the excess of the fair market value of the shares on the date of exercise over the Option price (limited generally to the gain on the sale). The income will not be subject to employment tax withholding. The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

On exercise of an NSO, the excess of the date-of-exercise fair market value of the shares acquired over the Option price will generally be taxable to the optionee as ordinary compensation income and deductible in the same amount by the Company. If the participant is an employee, the income will be subject to applicable employment tax withholding. The disposition of shares acquired upon the exercise of a NSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

On the exercise of an SAR, the excess of the date-of-exercise fair market value of the shares underlying the Award over the grant date fair market value will be taxable to the participant as ordinary compensation income and deductible by the Company. If the participant is an employee, the income will be subject to applicable employment tax withholding.

For Stock Awards, the recipient is deemed to receive ordinary income equal to the fair market value of the underlying Shares on the date the restrictions lapse plus the amount of any dividends and earnings paid on such shares. The Company is permitted a commensurate compensation expense deduction for income tax purposes.

Generally, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of any ordinary income the participant recognizes; however, section 162(m) of the Code generally disallows a public Company’s tax deduction for compensation in excess of $1 million paid in any taxable year to a Covered Employee. Compensation that qualifies as “performance-based compensation”, however, is excluded from the $1 million deduction cap. The Company may provide that some of the Awards granted to employees whom the Committee expects to be Covered Employees at the time a deduction arises in connection with the Awards qualify as “performance-based compensation” so that deductions with respect to those Awards will not be subject to the $1 million cap under section 162(m) of the Code.

The Board of Directors recommends that you vote “FOR” the approval of the Legacy Bancorp, Inc. 2006 Equity Incentive Plan.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth certain information as to the total remuneration paid during the fiscal year ended December 31, 2005 to the Chairman and Chief Executive Officer and to the four most highly compensated executive officers of Legacy Bancorp, Inc., other than the Chairman and Chief Executive Officer, who served as executive officers during or at the end of 2005 and 2004 and who received total annual compensation in excess of $100,000. Each of the individuals listed on the table below is referred to as a “named executive officer.”

Summary Compensation Table

	Annual Compensation
Name and Principal Position with				Other Annual	All Other
Legacy Bancorp and Legacy Banks	Year	Salary	Bonus(1)	Compensation(2)	Compensation(3)

Dunlaevy, J. Williar	2005	$312,700	$92,786	0	$34,002
Chairman of the Board and	2004	300,600	65,531	0	10,250
Chief Executive Officer of Legacy Bancorp and Legacy Banks
Christopher, Michael A.	2005	$211,600	$56,364	0	$34,002
Chief Operating Officer and	2004	203,500	40,700	0	10,250
President of Legacy Bancorp and Legacy Banks
Sullivan, Richard M	2005	$164,400	$39,610	0	$31,022
Senior Vice President of Legacy	2004	154,500	28,119	0	9,457
Bancorp and of National Real Estate Finance for Legacy Banks
Pierce, Steven F	2005	$160,500	$37,769	0	$30,338
Executive Vice President of Legacy	2004	153,600	27,955	0	9,405
Bancorp and of Legacy Banks, Consumer Group
Conley, Stephen M.	2005	$131,500	$32,620	0	$24,887
Chief Financial Officer,	2004	122,000	22,204	—	7,260
Senior Vice President and Treasurer of Legacy Bancorp and Legacy Banks

(1)	Bonus amounts earned in 2004 were paid in 2005. Bonus amounts earned in 2005 will be paid in 2006

(2)	Perquisites and other personal benefits paid to each named executive officer in each instance did not, in the aggregate, equal or exceed the lesser of either $50,000 or 10% of the total annual salary and bonus set forth in the columns entitled “Salary” and “Bonus” for each officer and, accordingly, are omitted from the table as permitted by the rules of the Securities and Exchange Commission.

(3)	Reflects amounts of matching contributions credited to each officer’s 401(k) Plan account in 2004. For 2005, represents the matching contributions credited to each officer’s 401(k) Plan account and allocation of shares in the ESOP: $10,500 and $23,502 for Mr. Dunlaevy; $10,500 and $23,502 for Mr. Christopher; $9,472 and $21,550 for Mr. Sullivan; $9,109 and $21,229 for Mr. Pierce; and $7,685 and $17,202 for Mr. Conley.

Employment and Change in Control Agreements

Employment Agreements.  Legacy Bancorp and Legacy Banks have entered into employment agreements with J. Williar Dunlaevy, Michael A. Christopher, Richard M. Sullivan, Steven F. Pierce and Stephen M. Conley. The agreements provide for an annual base salary, subject to increase, and certain other benefits. They also guarantee customary corporate indemnification and insurance coverage under a standard directors’ and officers’ insurance policy throughout the employment term. The current base salary of each of Messrs. Dunlaevy, Christopher, Sullivan, Pierce and Conley are $332,000, $223,500, $178,500, $169,500 and $150,000, respectively.

The initial term of the agreement for Mr. Dunlaevy and Mr. Christopher is three years, and the initial term of the agreement with Messrs. Sullivan, Pierce and Conley is two years. In each case, the term automatically extends for a successive term of three years (for Mr. Dunlaevy and Mr. Christopher) or two years (for Messrs. Sullivan, Pierce and Conley), unless notice not to renew is given by either party. Following termination of the executive’s employment, the executive must adhere to non-competition and non-disclosure restrictions for one year, or for a period of time equal to the officer’s severance benefit, whichever is longer.

In the event the officer’s employment is terminated by Legacy Bancorp or Legacy Banks upon an “event of termination” as defined in the agreements, the officer will be entitled to receive base salary and bonuses that would have been paid for the remaining term of the agreement, plus certain other benefits, including the value of unvested stock awards and options. These benefits include continuation of disability and medical benefits for the remaining term of the agreement. In the event payments are made upon an “event of termination,” such payments may be reduced to the extent that the payments exceed three times the officer’s average annual compensation for the five most recent taxable years.

In the event the officer’s employment is terminated by Legacy Bancorp or Legacy Banks upon a “change in control,” the officer will be entitled to receive a lump sum severance benefit, plus certain other benefits. For Mr. Dunlaevy and Mr. Christopher, the lump sum severance benefit will be equal to three times the average annual compensation paid to the officer in the five fiscal years preceding the termination. For Messrs. Sullivan, Pierce and Conley, this severance benefit will be equal to two times the average annual compensation paid to the officer in the five fiscal years preceding the termination. Benefits payable upon a “change in control” include continuation of disability and medical benefits for three years (for Mr. Dunlaevy and Mr. Christopher) and two years (for Messrs. Sullivan. Pierce and Conley) following termination and the value of all unvested stock awards and options. Assuming a change of control occurred on December 31, 2005 and the executive’s termination, as defined in the employment agreements, the following amounts would be paid to Mr. Dunlaevy, and Christopher (excluding any excise tax payments discussed below) and to Messrs. Sullivan, Pierce and Conley, respectively: $1,274,358, $839,592, $436,220, $414,538 and $365,240.

In the event payments are made upon a “change in control,” Mr. Dunlaevy and Mr. Christopher would also be entitled to receive an additional tax indemnification payment if such payments triggered liability under Sections 280G and 4999 of the Internal Revenue Code as an excise tax constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive’s average annual compensation over the five calendar years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive’s average compensation over the preceding five calendar year period. For Messrs. Sullivan, Pierce and Conley, in the event payments and benefits under employment agreements, together with other payments and benefits he may receive, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, such payments would be reduced to an amount necessary to avoid such payments constituting parachute payments.

Change in Control Agreements.  Legacy Banks and Legacy Bancorp has entered into change in control agreements with 14 of its senior officers in connection with the initial public offering. The change in control agreements provide for a lump sum severance payment equal to approximately one times (in the case of ten vice presidents covered by such agreements) or two times (in the case of four senior vice presidents covered by such agreements) the officer’s average annual compensation during the five most recent calendar years and certain other benefits upon termination of the officer’s employment under certain circumstances.

The initial term of each agreement is two years. Commencing on the first anniversary date of the agreement and continuing on each anniversary date thereafter, the Board of Directors of the Bank may extend each agreement for an additional year.

Pursuant to the terms of the change in control agreements, these severance payments will be triggered if, after a “change in control” of Legacy Bancorp or Legacy Banks, as defined in the agreements, and during the term of the agreement, the officer’s employment is terminated for any reason other than death or termination for “cause” as defined in the agreements. These payments will also be triggered if the officer terminates his or her employment following the officer’s voluntary resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or material reduction in benefits or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the “change in control.” Assuming a change of control occurred on December 31, 2005, and termination, as defined in the agreements of each of the officers covered by a change in control agreement, the estimated payments to all officers with change in control agreements would be $5,658,973.

In addition, if the officer’s employment is terminated for the reasons described above, Legacy Banks will continue to pay to the officer the disability and medical benefits existing as of and at the level in effect on the date of termination, at no greater cost to the officer than the officer is currently paying, for 18 months. In the event payments and benefits under the change in control agreements, together with other payments and benefits the officers may receive, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, such payments would be reduced to an amount necessary to avoid such payments constituting parachute payments.

Pension Plan.  Legacy Banks has adopted the SBERA Defined Benefit Plan (“SBERA Pension Plan”) for its employees. The SBERA Pension Plan is a tax-qualified plan that covers substantially all employees of Legacy Banks who are age 21 and have completed at least one year of service. Participants become vested in their accrued benefit under the SBERA Pension Plan upon the earlier of (1) attainment of age 65 while employed by Legacy Banks, (2) completion of 3 vesting years of service with Legacy Banks, or (3) death or disability. Participants are generally credited with a vesting year of service for each year in which they complete 1,000 hours of service.

A participant’s normal benefit under the SBERA Pension Plan equals the sum of (1) 1.25% times the participant’s Average Compensation (as described below) up to the covered compensation limit (the average of the taxable wage bases in effect under Section 230 of the Social Security Act for the 35-year period ending in the year the participant becomes eligible for non-reduced social security benefits) multiplied by the number of years of service the participant has under the SBERA Pension Plan up to 30 years of service; and (2) 1.85% times the participant’s Average Compensation of the excess of the covered compensation limit. Participants may retire at or after age 65 and receive their full benefit under the SBERA Pension Plan. Participants may also retire early at age 62 or at age 55 with ten years of service or at age 50 with 15 years of service under the SBERA Pension Plan and receive a reduced retirement benefit. Pension benefits are payable in equal monthly installments for life, or for married persons, as a joint survivor annuity over the lives of the participant and spouse. Participants may also elect a lump sum payment with spousal consent. If a participant dies while employed by Legacy Banks, a death benefit will be payable to the participant’s spouse (or named beneficiary).

The following table shows the estimated aggregate benefits payable under the SBERA Pension Plan upon retirement at age 65 with various years of service and average compensation combinations, assuming the standard form of payment.

Average Compensation*	15 Years	20 Years	25 Years	30 Years	35 Years**

$ 40,000	7,500	10,000	12,500	15,000	15,000
$ 80,000	18,034	24,045	30,056	36,068	36,068
$100,000	23,584	31,445	39,306	47,168	47,168
$150,000	37,459	49,945	62,431	74,918	74,918
$175,000	44,396	59,195	73,994	88,793	88,793
$200,000	51,334	68,445	85,556	102,668	102,668
$300,000	52,721	70,295	87,869	105,443	105,443

*	Average Compensation is average base salary plus bonus, as reported in the “Salary” and “Bonus” columns of the Summary Compensation Table, for the highest three consecutive years during the participant’s employment period. The Internal Revenue Code imposes a limit ($205,000 for individuals retiring prior to November 1, 2005) on the average compensation that may be counted for computing benefits under the SBERA Pension Plan.

**	The SBERA Pension Plan does not count service in excess of 30 years in the benefit formula.

The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity at age 65 and are not subject to any deduction for Social Security or other offset amounts.

As of October 31, 2005, the number of years of service credited to Messrs. Dunlaevy, Christopher, Conley, Pierce and Sullivan, and the total annual benefit under the Pension Plan, payable in the form of a life annuity commencing at age 65, are shown in the following table:

	Years of
	Service	Annual Benefit

Mr. Dunlaevy	36.83	$100,872
Mr. Christopher	12.58	$43,632
Mr. Conley	30.58	$64,488
Mr. Pierce	32.08	$84,672
Mr. Sullivan	3.83	$11,364

In connection with the initial public offering, Legacy Banks froze the SBERA Pension Plan, effective with the close of the plan year ending October 31, 2005, at which point no further benefits would accrue to plan participants. A participant’s benefits under the plan would not be increased for service performed or compensation paid after October 31, 2005. On March 1, 2006, the board of directors of the Bank voted to terminate the pension plan which is expected to be completed in 2006.

Supplemental Executive Retirement Plan.  Each of J. Williar Dunlaevy and Michael A. Christopher is also entitled to retirement benefits pursuant to the terms of a Supplemental Executive Retirement Plan with Legacy Banks, referred to herein as a “SERP.”

Under the terms of his SERP, Mr. Dunlaevy is entitled to an annual retirement benefit at age 65, payable in monthly installments for a period of 20 years, equal to 70.0% of the average of his annual base salary and bonus (excluding elective deferrals) during the three calendar years for which his base salary and bonus were the highest, but reduced by his annual annuity retirement benefit from Legacy Banks’ contributions to his 401(k) plan, annual retirement benefit from Legacy Banks’ Pension Plan, and one-half his annual social security benefit. Under the terms of his SERP, Mr. Christopher is entitled to an annual retirement benefit at age 65, payable in monthly installments for a period of 20 years, equal to 65.0% of the average of his annual base salary and bonus (excluding elective deferrals) during the three calendar years for which his base salary and bonus were the highest, but reduced by the annual amount of benefits payable to him arising from Legacy Banks’ contributions to his 401(k) plan, the annual retirement benefit from Legacy Banks’ Pension Plan, the annual retirement benefit from the pension plan of his former employer and one-half of his annual social security benefit. Each of Mr. Dunlaevy and Mr. Christopher is entitled to a reduced benefit upon retirement prior to age 65 (but after age 58 in the case of Mr. Dunlaevy and age 60 in the case of Mr. Christopher). Based upon current compensation levels (adjusted for inflation at the rate of 4.5%) and assuming retirement at age 65, Mr. Dunlaevy would be entitled to an annual benefit for 20 years of $190,979 under his SERP and Mr. Christopher would be entitled to an annual benefit for 20 years of $102,284 under his SERP. SERP benefits may also be payable in the optional forms of benefit permitted under the pension plan.

In order to comply with Section 409A, both SERPs provide that any payment upon termination of employment, other than in the case of death, shall not be made until at least six months after such termination. Also, both SERPs prohibit the potential for Legacy Bancorp or Legacy Banks to exercise discretion with regard to the timing or form of payment under the SERP.

Employee Severance Compensation Plan.  Legacy Bancorp has established an employee severance compensation plan, which will provide eligible employees with severance pay benefits and other benefits in the event that their employment is terminated within a year after a change in control of Legacy Bancorp or Legacy Banks. Severance benefits will be equal to one week of salary for each year of service up to a maximum of 60.0% of an employee’s current annual salary. Employees entitled to severance also receive continued employer-paid life and health insurance coverage for the number of weeks of salary continuation benefits to which the employee is entitled under the plan. These benefits are also available to employees who resign because they have not been offered a comparable position following a change in control. A “comparable position” is defined as a position which is offered to an employee where (a) there is no reduction in base salary or scheduled hours, and (b) the employee will be principally employed at a location not more than 30 miles from the office where the employee is principally employed immediately prior to the change in control.

Transactions with Directors and Executive Officers

Federal law and regulations generally require that all loans or extensions of credit to directors and executive officers must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit directors and executive officers to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, loans have been extended to directors and executive officers, which loans are on substantially the same terms as those prevailing at the time for comparable transactions with the general public. These loans do not involve more than the normal risk of repayment or present other unfavorable features.

COMPENSATION OF DIRECTORS

Board Fees.  Members of the Legacy Bancorp board of directors receive an annual retainer of $5,000 per year, and a per meeting fee of $1,000 per meeting attended. Members of the Audit Committee, Compensation Committee and Governance and Nominating Committee will receive per meeting fees of $500, and Audit Committee members received an additional annual retainer of $2,500. The Chair of each of these committees will receive an additional annual retainer of $1,000. The presiding director, who presides over quarterly and other executive sessions of the board, receives an additional $1,000 annually.

Members of the board who are employees do not receive directors’ fees. The Legacy Bancorp board generally meets immediately prior to or after a Legacy Banks board meeting. In such instances, directors do not receive additional fees for attendance at meetings of Legacy Bancorp. Legacy Bancorp board members, all of whom are also Legacy Banks board members, also receive an annual retainer of $10,000 as a board member of Legacy Banks.

Director Fee Continuation Plan.  Legacy Bancorp has established a directors fee continuation plan, which provides certain benefits to all eligible non-employee members of the boards of directors of Legacy Banks and Legacy Bancorp upon retirement. A director is eligible to receive these benefits (provided that the director was not terminated for cause) if the director has served as a director for three years or more with Legacy Banks or Legacy Bancorp. Service with a corporate predecessor is not included in determining whether this three-year service requirement has been met.

A director who has served on the board for at least 15 years (10 years for those who have attained age 70) is entitled to receive an annual payment, commencing upon termination of service and payable for five years, equal to the average total yearly fees for services as a director paid by Legacy Bancorp or Legacy Banks to the director for the three calendar years preceding the year of the director’s retirement. Service with a corporate predecessor is included in determining the amount of the normal retirement benefit. Eligible directors who retire prior to attaining the full 15 (or 10) years of service are entitled to receive a reduced retirement benefit, based upon the director’s number of years of service, payable annually for five years following termination of service.

In the event of a “change in control,” as defined in the directors fee continuation plan, if an eligible director’s service is terminated or if the director is not proposed for reelection within three years following the “change in control,” the director is entitled to receive a full normal retirement benefit (as if he had served as a director for 15 years) as a lump sum upon termination of service. An eligible director who becomes disabled prior to age 70 is also entitled to receive the normal retirement benefit, payable in equal installments over five years and commencing upon termination of service. In addition, upon the death of an eligible director prior to termination of service, the director’s beneficiary is entitled to receive a normal retirement benefit, and upon the death of an eligible director after retirement, the director’s beneficiary is entitled to receive the remainder of any benefit payments to which the director is entitled, with each such benefit payable annually and commencing upon the death of the director.

REPORT OF THE COMPENSATION COMMITTEE

The following Compensation Committee Report to Shareholders, and the following stock performance graph, shall not be deemed to be “soliciting materials” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation

The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer (the “CEO”). The Compensation Committee determines salary levels for senior executives and other officers and amounts of cash bonuses to be distributed to those individuals, if and as appropriate. Prior to the mutual to stock conversion of the holding company structure and the Company’s initial public offering on October 26, 2005, the Executive Committee of the Board of Directors acted as the Compensation Committee. The Executive Committee consisted of J. Williar Dunlaevy, James J. Mooney, David L. Klausmeyer, Eugene A. Dellea and Dorothy B. Winsor. Mr. Dunlaevy recused himself with respect to the determination of his compensation. Following the Company’s initial public offering, the Compensation Committee, consisting of independent directors, assumed the responsibilities and duties of determining senior officer compensation. The Committee may, in the future, engage the services of independent third party experts to assist it in reviewing and determining senior officer compensation.

This report, dated as of March 27, 2006, is submitted by the Compensation Committee and the Board of Directors of the Company to summarize the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the CEO, J. Williar Dunlaevy, in particular, during 2005.

General Policy.  The executive compensation practices of the Company and the Bank are designed to reward and provide an incentive for executives, based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures that include, but are not limited to, financial performance and labor market conditions. Furthermore, qualitative factors such as commitment, leadership, teamwork, and community involvement are considered in compensation deliberations. The Compensation Committee has complete access to all necessary personnel records, financial reports, and other data.

Components of Compensation.  In evaluating executive compensation, the Compensation Committee concentrates on two fundamental components: salary and annual bonus. Salary levels for senior executives are reviewed by the Compensation Committee on an annual basis. Salary levels reflect an individual’s responsibilities, experience, performance and the Compensation Committee’s view of competitive marketplace conditions. In the future, the Committee intends to utilize long term incentive compensation strategies, including grants of stock options and restricted stock, if and when such option and restricted stock plan is adopted by the Company and approved by the shareholders.

In the past, bonuses have been used to provide cash distributions to executives, depending upon a variety of factors relating to Company and Bank performance and individual performance. The Compensation Committee’s decisions are based upon the Balance Scorecard Performance Incentive Plan, although the Committee retains discretionary authority to adjust bonus compensation. The general factors that were used to determine bonuses were the individual’s contribution to the Company’s and the Bank’s success since the executive’s last evaluation and the demonstrated capacity to adapt to meet the future needs of each.

Committee Review of Executive Compensation.  In making its recommendations regarding executive compensation for the year 2006 and bonuses to be paid in 2006 based on performance in 2005, the Compensation Committee was influenced by several factors, including the successful completion of the Company’s initial public offering and management’s performance in achieving goals in its Balanced Scorecard Performance Incentive Plan.

After assessing the Company’s performance for 2005, the Committee determined to increase base salaries for 2006 by a range of 4.6% to 7.1% over the salaries as of December 31, 2005 for the top four executive officers, other than Mr. Dunlaevy whose salary discussion is presented below. In addition, the Committee determined to award bonus payments to these executives in accordance with the Balance Scorecard matrix of awards, in the following amounts: $56,364 for Mr. Christopher, $39,610 for Mr. Sullivan, $37,769 for Mr. Pierce and $32,620 for Mr. Conley.

Compensation of the Chief Executive Officer.  In assessing appropriate types and amounts of compensation for the CEO, the Board evaluates both corporate and individual performance. Corporate factors included in such evaluation are: financial performance, growth, regulatory relations and strategic plan and execution. Individual factors include leadership, strategic planning and vision, management development, board development and community leadership.

The Executive Committee, acting as the compensation committee prior to the Company’s initial public offering, increased Mr. Dunlaevy’s base salary to $315,600 for 2005 based on its review of the Bank’s performance and that of the executive in 2004. The committee also awarded Mr. Dunlaevy a bonus in 2005 of $65,531 based on such performance. Subsequent to the initial public offering, the Compensation Committee has assumed the responsibilities and duties for reviewing and determining executive compensation. After reviewing the Company’s 2005 results in comparison with those of its industry peers for both compensation and performance, as well as his individual contributions, the Compensation Committee established Mr. Dunlaevy’s base salary for 2006 at $332,000 and awarded him a bonus of $92,786 payable in 2006.

The Compensation Committee

David L. Klausmeyer, Chairman
Eugene A. Dellea, Robert B. Trask

Compensation Committee Interlocks and Insider Participation

The members of the Legacy Bancorp Compensation Committee are David L. Klausmeyer, Eugene A. Dellea and Robert B Trask. No person now serving as a member of the Compensation Committee is a current or former officer or employee of Legacy Bancorp or Legacy Banks or engaged in certain transactions with Legacy Bancorp or Legacy Banks that are required to be disclosed by Securities and Exchange Commission regulations. Additionally, there are no compensation committee “interlocks,” which generally means that no executive officer of Legacy Bancorp or Legacy Banks served as a director or member of the compensation committee of another entity, one of whose executive officers serves as a Director or member of the Compensation Committee.

STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total shareholder return (including reinvested dividends) on the Company’s common stock, with the cumulative total returns of both a broad-market index and a peer group index for the period October 26, 2005 (the date of the Company’s initial public offering) through September 20, 2006. The broad-market index chosen was the Nasdaq Market Index, and the peer group index chosen was the Nasdaq Bank Index and the SNL Thrift Index for Thrifts with Assets Between $500 million and $1 billion. The data was independently prepared by SNL Financial LC, of Charlottesville, Virginia. The shareholder returns are measured based on an assumed investment of $100 on October 26, 2005.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG LEGACY BANCORP,
PEER GROUP INDEX AND NASDAQ MARKET INDEX

	10/26/05	09/20/06
Legacy Bancorp	100.00	118.04
Nasdaq Bank Index	100.00	107.97
Nasdaq Market Index	100.00	105.82
SNL Thrift $500M-$1B	100.00	116.96

A. The lines represent yearly index levels derived from compounded returns that include all dividends.

B. If the fiscal year end is not a trading day, the preceding day is used.

C. The Index level for all series was set to $100.00 on 10/26/05.

There can be no assurance that the Company’s common stock or the indices included above will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to Legacy Bancorp, Inc., 99 North Street, Pittsfield, Massachusetts 01201. Communications to the Board of Directors should be in the care of Paul Bruce, Assistant Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Anne W. Pasko, the Chair of the Governance and Nominating Committee. It is in the discretion of the Governance and Nominating Committee whether any communication sent to the full Board should be brought before the full Board.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company has engaged the proxy solicitation services of Georgeson Shareholder Communication, Inc. as its proxy solicitor. For its services Georgeson will receive a fee of $6,500, plus out-of-pocket expenses. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the Special Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Paul Bruce
Assistant Corporate Secretary

Pittsfield, Massachusetts
September 28, 2006

APPENDIX A

LEGACY BANCORP, INC.
2006 EQUITY INCENTIVE PLAN

1.	DEFINITIONS

(a) “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Holding Company, as such term is defined in sections 424(e) and 424(f) of the Code.

(b) “Award” means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Stock Awards or Stock Appreciation Rights.

(c) “Award Agreement” means a written or electronic agreement evidencing and setting forth the terms of an Award.

(d) “Bank” means Legacy Banks, a Massachusetts-chartered savings bank.

(e) “Board of Directors” means the board of directors of the Holding Company.

(f) “Change in Control” means a change in control of the Bank or the Holding Company of a nature that; (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or (ii) results in a Change in Control within the meaning of the Home Owners’ Loan Act of 1933, as amended (“HOLA”) and the Rules and Regulations promulgated by the Office of Thrift Supervision (“OTS”) (or its predecessor agency), as in effect on the Effective Date (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank or Holding Company; or (B) individuals who constitute the Board of Directors of the Holding Company on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) after a solicitation of shareholders of the Holding Company, by someone other than current management of the Holding Company, stockholders approve a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan to administer the Plan.

(i) “Common Stock” means the Common Stock of the Holding Company, par value, $.01 per share.

(j) “Consultant” means any person, including an advisor, engaged by the Holding Company or an Affiliate to render services to such entity.

(k) “Covered Employee” means an Employee who is, or is determined by the Committee may become, a “covered employee” within the meaning of section 162(m) of the Code (or any successor provision), which generally means, the chief executive officer and the four other highest compensated officers of the Bank for whom total compensation is required to be reported to stockholders under the Securities Exchange Act of 1934.

(l) “Date of Grant” means the effective date of an Award.

(m) “Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant’s lifetime.

(n) “Disaffiliation” means an organization ceasing to be an Affiliate (within the meaning of Section 1(a) hereof) of the Holding Company for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale).

(o) “Effective Date” means the date the Plan is approved by shareholders of the Holding Company.

(p) “Employee” means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(q) “Exercise Price” means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

(r) “Fair Market Value” on any date means the market price of Common Stock, determined by the Committee as follows:

(i) If the Common Stock was traded on the date in question on an established stock exchange or national market system, including the NASDAQ Stock Market, then the Fair Market Value shall be equal to the average of the high and low bid prices reported for such date;

(ii) If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

(s) Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(t) “Holding Company” means Legacy Bancorp, Inc.

(u) “Incentive Stock Option” means a stock option granted to a Participant pursuant to Section 7 of the Plan that is intended to meet the requirements of section 422 of the Code.

(v) “Non-Statutory Stock Option” means a stock option granted to a Participant pursuant to Section 6 of the Plan that is not intended to qualify, or does not qualify, as an Incentive Stock Option.

(w) “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

(x) “Outside Director” means a member of the Boards of Directors of the Holding Company or an Affiliate or a director emeritus of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

(y) “Participant” means any person who holds an outstanding Award.

(z) “Performance Criteria” means the criteria the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: economic value added (as determined by the Committee); origination or sales of loans or deposits; sales of services; net income (either before or after taxes); operating earnings; return on capital; return on net assets; return on stockholders’ equity; return on assets; stockholder returns; productivity; expenses; margins; operating efficiency; customer satisfaction; earnings per share; price per share of Common Stock; and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(aa) “Performance Goals” means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Holding Company performance or the performance of the Bank, an Affiliate, a division or business unit of the Holding Company, the Bank or other Affiliate, or an individual. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee, in its discretion, may, within the time prescribed by section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Holding Company, or the financial statements of the Holding Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(bb) “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

(cc) “Plan” means this Legacy Bancorp, Inc. 2006 Equity Incentive Plan.

(dd) “Qualified Performance-Based Award” means a Stock Award that is intended to qualify as “qualified performance-based compensation” within the meaning of section 162(m) of the Code and is designated as a Qualified Performance-Based Award pursuant to Section 9 hereof.

(ee) “Retirement” with respect to an Employee means termination of employment which constitutes retirement under any tax-qualified plan maintained by the Holding Company or the Bank. “Retirement” will be deemed not to have occurred for purposes of this Plan in the event a Participant continues to serve as a director, advisory director, director emeritus or consultant to the board of directors of the Holding Company or an Affiliate, even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or an Affiliate. With respect to an Outside Director, “Retirement” means the termination of service from the respective boards of directors of the Holding Company or an Affiliate following written notice to the respective board of directors as a whole of such Outside Director’s intention to retire, except that an Outside Director shall be deemed not to have retired for purposes of this Plan in the event he continues to serve as a consultant to the board or as an advisory director or director emeritus.

(ff) “Share” means a share of Common Stock.

(gg) “Stock Appreciation Right” or “SAR” means and Award, granted alone or in connection with an Option, that pursuant to Section 10 of the Plan is designated as a SAR.

(hh) “Stock Award” means an Award granted to a Participant pursuant to Section 8 of the Plan.

(ii) “Termination for Cause” shall mean, in the case of an Outside Director, removal from the board of directors or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of the Participant’s personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation

(other than traffic violations or similar offenses) or any other grounds provided for under employment policies, as amended from time to time, of the Holding Company or its Affiliates.

2.	ADMINISTRATION

(a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be “disinterested” only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of section 162(m) of the Code.

(b) The Committee shall have the sole and complete authority to:

(i) determine the individuals to whom Awards are granted, the type and amounts of Awards to be granted and the time of all such grants;

(ii) determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

(iii) interpret and construe the Plan and all Award Agreements;

(iv) prescribe, amend and rescind rules and regulations relating to the Plan;

(v) determine the content and form of all Award Agreements;

(vi) determine all questions relating to Awards under the Plan, including whether any conditions relating to an Award have been met;

(vii) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates thereof, provided that the Committee shall not have any discretion or authority to make changes to any Award that is intended to qualify as a Qualified Performance-Based Award to the extent that the existence of such discretion or authority would cause such Award not to so qualify;

(viii) determine the duration and purpose of leaves of absence that may be granted to a Participant without constituting termination of the Participant’s employment for the purpose of the Plan or any Award;

(ix) maintain accounts, records and ledgers relating to Awards;

(x) maintain records concerning its decisions and proceedings;

(xi) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

(xii) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan; and

The Committee’s determinations under the Plan shall be final and binding on all persons.

(c) Each Award shall be evidenced by an Award Agreement containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted, (ii) the Exercise Price of any Option or Stock Appreciation Right, (iii) the number of Shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

(d) The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more members of the Board of Directors and/or officers of the Holding Company; provided, however, that the Committee may not delegate its authority or power with respect to (i) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or person; or (ii) any Qualified Performance-Based Award intended to satisfy the requirements of Code section 162(m).

(e) The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Qualified Performance-Based Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Qualified Performance-Based Award intended to satisfy the requirements of section 162(m) of the Code.

3.	TYPES OF AWARDS AND RELATED RIGHTS

The following types of Awards may be granted under the Plan:

(a) Non-Statutory Stock Options;

(b) Incentive Stock Options;

(c) Stock Awards; and

(d) Stock Appreciation Rights.

4.	STOCK SUBJECT TO THE PLAN

(a) General Limitation.  Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares reserved for issuance in connection with Awards under the Plan is 1,443,204 Shares of which a maximum of 1,030,860 Shares may be delivered pursuant to Options and Stock Appreciation Rights under the Plan. Notwithstanding the 1,030,860 Share limitation in the foregoing sentence on Shares reserved for Options and Stock Appreciation Rights, which is an amount not in excess of ten percent (10%) of outstanding Shares as of the Effective Date, the Committee may elect to grant Options and Stock Appreciation Rights in excess of such limitation, provided such grants (i) comply with applicable law in effect at the time of grant and (ii) are subject to the overall Plan limit of 1,443,204 Shares (as may be adjusted pursuant to Section 16) as well as other limits set forth in Section 4(a) and 4(b) and the terms of the Plan. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any individual during any one calendar year is 800,000 Shares and the maximum number of Shares with respect to Qualified Performance-Based Awards that can be paid to any Covered Employee under the Plan for a Performance Period is 800,000 Shares.

(b) Incentive Stock Option Limitation.  Subject to adjustment as provided in Section 16 of the Plan, no more than 1,443,204 Shares reserved for issuance in connection with Awards may be issued under the Plan in connection with Incentive Stock Options.

(c) Other Limitations.  No Option, Stock Award or SAR Award granted to an individual Employee may exceed 25% of the total Options, Stock Awards or SARs, as applicable, that may be granted under the Plan. No Option, Stock Award or SAR Award granted to an individual Outside Director may exceed 5% of the total amount of Options, Stock Awards or SARs, as applicable, that may be granted under the Plan. The aggregate amount of Options, Stock Awards or SARs granted to all Outside Directors may not exceed 30% of the total Options, Stock Awards or SARs, as applicable, that may be granted under the Plan. Notwithstanding the limitations of this Section 4(c), the Committee may grant Awards in excess of any of the limitations of this Section 4(c), subject to Sections 4(a) and 4(b), if it determines that such grants comply with applicable regulations.

(d) Share Counting.  In applying the limitations of Sections, 4(a) and 4(b) above, the following rules shall apply:

(i) the number of Shares associated with an Award originally counted against the limitations as the result of the grant of the Award shall be restored against the limitations and be available for reissuance under this Plan if and to the extent the Award is surrendered, expires, terminates or forfeited for any reason (other than a cancellation within the meaning of Code section 162(m).

(ii) The following Shares shall not become available for issuance or reissuance under the Plan:

A. Shares tendered by a Participant as full or partial payment to the Holding Company upon exercise of an Option;

B. Shares associated with an Option if the Option is cancelled within the meaning of Code section 162(m); and

C. Shares withheld by, or otherwise remitted to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on a Stock Award or the exercise of Options granted under the Plan or upon any other payment or issuance of Shares under the Plan.

(e) Shares issued under the Plan may be either authorized but unissued Shares or authorized Shares previously issued and acquired or reacquired by the Holding Company.

5.	ELIGIBILITY

Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to Consultants of the Holding Company or an Affiliate.

6.	NON-STATUTORY STOCK OPTIONS

The Committee may, subject to the limitations of this Plan and the availability of Shares reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a) Exercise Price.  The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that grants may be made with a lower Exercise Price if the Board of Directors determines that such grants comply with applicable law.

(b) Terms of Non-Statutory Stock Options.  The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option; provided, however, that, unless the Committee determines otherwise, Non-Statutory Stock Options shall not vest at a rate in excess of 20% per year over five (5) years from the date of grant except that vesting shall accelerate in the event of death, Disability or written approval of the Massachusetts Commissioner of Banks. Shares underlying each Non-Statutory Stock Option may be purchased, in whole or in part, by the Participant at any time during the term of such Non-Statutory Stock Option, after such Option becomes exercisable. A Non-Statutory Stock Option may not be exercised for fractional shares.

(c) Termination of Employment or Service (General).  Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three months following the date of such termination, or, if sooner, the expiration of term of the Non-Statutory Stock Option.

(d) Termination of Employment or Service (Retirement).  Unless otherwise determined by the Committee, in the event of a Participant’s Retirement, the Participant’s may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three years following the date of Retirement, or, if sooner, the expiration of term of the Non-Statutory Stock Option.

(e) Termination of Employment or Service (Disability or Death).  Unless otherwise determined by the Committee, in the event of the termination of a Participant’s employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one year following the date of such termination, or, if sooner, the expiration of term of the Non-Statutory Stock Option.

(f) Termination of Employment or Service (Termination for Cause).  Unless otherwise determined by the Committee, in the event of a Participant’s Termination for Cause, all rights with respect to the Participant’s Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

(g) Acceleration Upon Change in Control.  Notwithstanding anything to the contrary in Section 6(b), in the event of a Change in Control, all Non-Statutory Stock Options held by a Participant shall immediately become exercisable and, subject to Section 16, shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option.

(h) Payment.  Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of Shares.

7.	INCENTIVE STOCK OPTIONS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Incentive Stock Options to Employees upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a) Exercise Price.  The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company (“10% Owner”), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

(b) Amounts of Incentive Stock Options.  To the extent the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

(c) Terms of Incentive Stock Options.  The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option; provided, however, that, unless the Committee determines otherwise, Incentive Stock Options shall not vest at a rate in excess of 20% per year over five (5) years from the date of grant except vesting shall accelerate in the event of death, Disability or written approval of the Massachusetts Commissioner of Banks. Shares underlying each Incentive Stock Option may be purchased, in whole or in part, at any time during the term of such Incentive Stock Option, after such Option becomes exercisable. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three months following the Date of the Participant’s cessation of employment (12 months if the cessation was on account of disability within the meaning of Code section 422). An Incentive Stock Option may not be exercised for fractional shares.

(d) Termination of Employment (General).  Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

(e) Termination of Employment (Retirement).  Unless otherwise determined by the Committee, in the event of a Participant’s Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three years following the date of Retirement, or, if sooner, the expiration of the term of the Incentive Stock Option.

(f) Termination of Employment (Disability or Death).  Unless otherwise determined by the Committee, in the event of the termination of a Participant’s employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one year following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

(g) Termination of Employment (Termination for Cause).  Unless otherwise determined by the Committee, in the event of an Employee’s Termination for Cause, all rights under such Employee’s Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

(h) Acceleration Upon a Change in Control.  Notwithstanding anything to the contrary in Section 7(c), in the event of a Change in Control, all Incentive Stock Options held by such a Participant shall become immediately exercisable and, subject to Section 16, shall remain exercisable until the expiration of the term of the Incentive Stock Option.

(i) Payment.  Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of Shares.

(j) Disqualifying Dispositions.  Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of Shares issued pursuant to the exercise of such Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.	STOCK AWARDS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Stock Awards to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a) Payment of the Stock Award.  The Stock Award may only be made in whole Shares.

(b) Terms of the Stock Awards.  The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award; provided, however, that, unless the Committee determines otherwise, Stock Awards shall not vest at a rate in excess of 20% per year over five (5) years from the date of grant except that vesting may be accelerated in the event of death, Disability or written approval of the Massachusetts Commissioner of Banks. The acceleration of any Stock Award under the authority of this subsection shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

(c) Termination of Employment or Service (General).  Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or other service for any reason other than Disability, death, Retirement or Termination for Cause, the Participant’s unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. In the event of termination of the Participant’s service due to Disability or death, all unvested Stock Awards held by such Participant, including any portion of a Stock Award subject to a performance goal, shall immediately vest and, in the event of the Participant’s Termination for Cause, the Participant’s unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(d) Termination of Employment (Retirement).  Unless otherwise determined by the Committee, in the event of a Participant’s Retirement, the Participant’s unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(e) Acceleration Upon a Change in Control.  Notwithstanding Section 8(b), in the event of a Change in Control, all Stock Awards held by a Participant, whether or not vested at such time, shall become vested to the Participant or his legal representatives or beneficiaries upon the Change in Control.

(f) Dividends and Other Distributions.  Whenever Shares underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, then unless otherwise provided in the applicable Award Agreement, such Participant or beneficiary shall also be entitled to receive, with respect to each such Share distributed, a payment equal to any cash dividends or distributions (other than distributions in Shares) and the number of Shares equal to any stock dividends, declared and paid with respect to a Share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the Date of Grant of the relevant Stock Award and the date the relevant Stock Award or installment thereof is vested.

(g) Voting of Stock Awards.  After a Stock Award has been granted, but for which Shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such Shares which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All Shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

9.	PERFORMANCE-BASED STOCK AWARDS

(a) Purpose.  The purpose of this Section 9 is to provide the Committee the ability to qualify Stock Awards as Qualified Performance-Based Awards. If the Committee, in its discretion, decides to grant to a Covered Employee a Stock Award that is intended to constitute Qualified Performance-Based Award, the provisions of this Section 9 shall control over any contrary provision contained herein; provided, however, that the Committee may in its discretion grant Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 9.

(b) Applicability.  This Section 9 shall apply only to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c) Procedures with Respect to Qualified Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Award requirements of section 162(m)(4)(C) of the Code, with respect to any Stock Award that may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Stock Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. No Stock Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Stock Award is subject have been achieved. The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

(d) Payment of Qualified Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Holding Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e) Additional Limitations.  Notwithstanding any other provision of the Plan, any Stock Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in section 162(m) of the Code (including any amendment to section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

(f) Effect on Other Plans and Arrangements.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

10.	STOCK APPRECIATION RIGHTS

(a) Grants.  Subject to the terms and conditions of the Plan, the Committee is authorized to make Awards of SARs to eligible individuals in such amounts and subject to such terms as may be selected by the Committee. An Award of Stock Appreciation Rights will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, will determine.

(b) Terms of Grant.  SARs may be granted in tandem with or with reference to a related Option, in which case the Participant may elect to exercise the Option or the SAR, or a SAR may be granted independently of an Option. A

SAR may not be exercised more than ten (10) years after the Grant Date. Unless the Committee determines otherwise, a SAR shall not vest at a rate in excess of 20% per year over five (5) years from the date of grant except that vesting shall accelerate in the event of death, Disability or written approval of the Massachusetts Commissioner of Banks. The per share price of the SAR shall be no less than 100% of the Fair Market Value of a Share at the time the SAR is granted. Prior to the exercise of a SAR the holder shall have no rights as a stockholder with respect to Shares subject to such SAR, including the right to receive dividends or dividend equivalents. Notwithstanding other paragraphs in this Section 10, the Committee may, in its sole discretion, grant SARs with per share prices less than Fair Market Value if such actions comply with applicable law.

(c) Payment Upon Exercise.  Upon the exercise of a SAR, a Participant will be entitled to receive a payment from the Holding Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price, times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(d) Termination of Employment or Service (General).  Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of such termination and only for a period of three months following the date of such termination, or, if sooner, the expiration of term of the SAR.

(e) Termination of Employment or Service (Retirement).  Unless otherwise determined by the Committee, in the event of a Participant’s Retirement, the Participant’s may exercise only those SARs that were immediately exercisable by the Participant at the date of Retirement and only for a period of three years following the date of Retirement, or, if sooner, the expiration of term of the SAR.

(f) Termination of Employment or Service (Disability or Death).  Unless otherwise determined by the Committee, in the event of the termination of a Participant’s employment or other service due to Disability or death, all SARs held by such Participant shall immediately become exercisable and remain exercisable for a period of one year following the date of such termination, or, if sooner, the expiration of term of the SAR.

(g) Termination of Employment or Service (Termination for Cause).  Unless otherwise determined by the Committee, in the event of a Participant’s Termination for Cause, all rights with respect to the Participant’s SARs shall expire immediately upon the effective date of such Termination for Cause.

(h) Acceleration Upon Change in Control.  Notwithstanding anything to the contrary in Section 10(b), in the event of a Change in Control, all SARs held by a Participant shall immediately become exercisable and, subject to Section 16, shall remain exercisable until the expiration of the term of the SARs.

11.	GRANTS IN THE EVENT OF A CHANGE IN CONTROL

(a) In the event of a Change in Control, all Stock Awards then available for grant under this Plan pursuant to Section 8 shall be automatically granted among those current Employees and current Outside Directors who have previously been granted Awards under this Plan as of the date of the Change in Control. The number of Shares subject to Stock Awards to be granted to each such individual pursuant to this Section 11 shall be determined by multiplying the number of Stock Awards then available for grant, pursuant to Section 8 of the Plan by a fraction, the numerator of which is the number of Awards previously granted to that individual under the Plan (whether or not yet exercised or vested) and the denominator of which is the total number of Awards previously granted to all such Employees and Outside Directors under this Plan.

(b) All Stock Awards granted pursuant to this Section 11 shall be 100% vested and free of any restrictions.

12.	METHOD OF EXERCISE OF OPTIONS

Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, Shares and other consideration, including exercise by means of a cashless exercise arrangement, as the Committee may specify in the applicable Award Agreement.

13.	RIGHTS OF PARTICIPANTS

No Participant shall have any rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant’s services.

14.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

15.	TRANSFERABILITY OF AWARDS

(a) Incentive Stock Options.  Incentive Stock Options are not transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. During a Participant’s lifetime, his Incentive Stock Options may be exercised only by him.

(b) Awards Other Than Incentive Stock Options.  All Awards granted pursuant to this Plan other than Incentive Stock Options are transferable only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code; provided, however, with the approval of the Committee, a Participant may transfer an Award (other than an Incentive Stock Option) for no consideration to or for the benefit of one or more Family Members of the Participant subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer. The transfer of an Award pursuant to this Section shall include a transfer of the rights of a Participant under this Plan to consent to certain amendments to the Plan or an Award Agreement and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award. For purposes of this Section 15, “Family Members” mean with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests. The provisions of this Section 15 shall not apply to any Common Stock issued pursuant to an Award for which all restrictions have lapsed and is fully vested.

16.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

(a) Adjustment Clause.  In the event of (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Holding Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Holding Company or any of its subsidiaries (each, a “Organic Change”), the Committee shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 4 hereof, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of an Organic Change, the Committee shall make an equitable adjustment to prevent dilution but shall have discretion in how the adjustment is made. In the case of Organic Changes, such adjustments may include, without limitation:

(i) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option shall conclusively be deemed valid);

(ii) the substitution of other property (including, without limitation, cash or other securities of the Holding Company and securities of entities other than the Holding Company) for Shares subject to outstanding Awards; and

(iii) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Holding Company and securities of entities other than the Holding Company), by the affected subsidiary, affiliate, or division or by the entity that controls such subsidiary, affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Holding Company securities).

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

(b) Section 409A.  Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 16 hereof to Awards that are considered “deferred compensation” within the meaning of section 409A of the Code shall be made in compliance with the requirements of section 409A of the Code unless the Participant consents otherwise; (ii) any adjustments made pursuant to Section 16(a) of the Plan to Awards that are not considered “deferred compensation” subject to section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to section 409A of the Code or comply with the requirements of section 409A of the Code unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments pursuant to Section 16(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to section 409A of the Code to be subject thereto.

17.	TAX WITHHOLDING

(a) Whenever under this Plan, cash or Shares are to be delivered upon exercise of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the minimum withholding of such sums come from compensation otherwise due to the Participant or from any Shares due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or Shares relating to an Award which was transferred by the Participant in accordance with this Plan.

(b) If any transfer described in Section 15 is made, then the person making such transfer or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant.

18.	AMENDMENT OF THE PLAN AND AWARDS

(a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law or regulation. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such approval or ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

(b) The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

19.	EFFECTIVE DATE OF PLAN

The Plan shall become effective immediately upon the affirmative vote of a majority of the votes cast at the Holding Company’s 2006 special meeting of shareholders.

20.	TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate 10 years after the Effective Date. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s vested rights under a previously granted Award.

21.	APPLICABLE LAW

The Plan will be administered in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.

22.	SECTION 409A

It is the intention of the Holding Company that no Award shall be “deferred compensation” subject to section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with section 409A of the Code.

REVOCABLE PROXY
LEGACY BANCORP, INC.
SPECIAL MEETING OF STOCKHOLDERS
November 1, 2006
9:00 a.m., Local Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints the official proxy committee of Legacy Bancorp, Inc. (the “Company”), consisting of Eugene A. Dellea and J. Williar Dunlaevy or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of stockholders to be held on November 1, 2006 at 9:00 a.m., local time, at The Cranwell Conference Center, 55 Lee Road, Lenox, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:
1.	The approval of the Legacy Bancorp, Inc. 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSAL. Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here   ☒.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” the proposal listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.
The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and Proxy Statement dated September 28, 2006.

Date:
SIGNATURE OF STOCKHOLDER
Date:

SIGNATURE OF STOCKHOLDER
Note: Please sign exactly as your name appears on this proxy. If shares are held jointly, each holder may sign but only one signature is required. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a partnership, please sign in partnership’s name by authorized person.

[Legacy Bancorp, Inc. Letterhead]
Dear ESOP Participant:
On behalf of the Board of Directors of Legacy Bancorp, Inc. (the “Company”), I am forwarding to you the attached vote authorization form for you to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposal to be presented at the Special Meeting of Stockholders of the Company to be held on November 1, 2006. Also enclosed is a Notice and Proxy Statement for the Special Meeting of Stockholders.
As a participant in the Legacy Banks Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of September 15, 2006. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by October 19, 2006. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your account, the Trustee will vote your shares in a manner calculated most accurately to reflect the instructions it receives from other participants, subject to its fiduciary duties.
To direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than October 19, 2006. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Legacy Banks.

Sincerely,
/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer

EMPLOYEE STOCK OWNERSHIP PLAN
VOTE AUTHORIZATION FORM
I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all shares of Legacy Bancorp, Inc. (the “Company”) common stock allocated to me under the Legacy Banks Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on November 1, 2006.
Accordingly, please vote my shares as follows:
1.	The approval of the Legacy Bancorp, Inc. 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSAL. Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here   ☒.
The Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature of Participant
Please date, sign and return this form in the enclosed envelope no later than October 19, 2006.